PRESS RELEASE

KAR Global Completes Acquisition of CARWAVE

CARMEL, Ind. – Oct. 14, 2021 – KAR Auction Services, Inc., d/b/a/ KAR Global (NYSE: KAR), a leading operator of digital marketplaces for wholesale used vehicles, has completed the acquisition of CARWAVE Holdings LLC (“CARWAVE”) for $450 million in cash. The acquisition builds on KAR’s fast growth in the dealer-to-dealer segment, accelerates profitability, positions the company to achieve its long-term goals and enhances the company’s differentiated combination of digital marketplaces and physical network.
“This acquisition adds a leading digital platform on the West Coast to our dealer-to-dealer segment—solidifying our competitive position and improving profitability across our dealer-to-dealer offerings,” said Peter Kelly, CEO of KAR Global. “With the addition of CARWAVE to our successful digital marketplaces—including ADESA and BacklotCars—as well as our broad network of vehicle logistics centers, we are able to meet the needs of dealers in any market at any time.”

CARWAVE was founded in 2009 in California and currently serves a broad network of franchise and independent dealers across California, Arizona, Nevada, Oregon and Texas. The online platform enables dealers to conveniently wholesale trade-ins and aged frontline units directly from their lot and quickly source new inventory from anywhere.

“We’re excited to leverage the capabilities of KAR, ADESA and BacklotCars to bring even better outcomes to our customers, building on what our customers love while realizing the full power of the KAR ecosystem,” said John Lauer, president of CARWAVE. “With the combination of our networks and dedication to superior customer service and outcomes, our trusted dealers are the real winners here—they’ll have expanded access to the top low-cost, low-stress and hassle-free used vehicle digital marketplaces.”

Key CARWAVE leadership, including co-founders John Lauer and Bill Lauer, will remain with the company. Though the companies have started actively integrating, there are no immediate changes to either company’s product offerings, pricing or customer agreements.

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Media Inquiries:	Analyst Inquiries:
Jill Trudeau	Mike Eliason
(317) 796-0945	(317) 249-4559
jill.trudeau@karglobal.com	mike.eliason@karglobal.com

About KAR
KAR Auction Services, Inc. d/b/a KAR Global (NYSE: KAR), provides sellers and buyers across the global wholesale used vehicle industry with innovative, technology-driven remarketing solutions. KAR Global’s unique end-to-end platform supports whole car, financing, logistics and other ancillary and related services, including the sale of nearly 3.1 million units valued at over $40 billion through our auctions in 2020. Our integrated physical, online and mobile marketplaces reduce risk, improve transparency and streamline transactions for customers in about 75 countries. Headquartered in Carmel, Indiana, KAR Global has employees across the United States, Canada, Mexico, Uruguay, United Kingdom and Europe. For more information and the latest KAR Global news, go to www.karglobal.com and follow us on Twitter @KARspeaks.

Forward-Looking Statement

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